Exhibit 99.1

P.O. Box 25099 ~ Richmond, VA 23260 ~ Phone: (804) 359-9311 ~ Fax: (804) 254-3584

PRESS RELEASE

CONTACT:	Universal Corporation Investor Relations	RELEASE:	4:15 p.m. ET
Phone: (804) 359-9311
Fax: (804) 254-3584
Email: investor@universalleaf.com

Universal Corporation Announces Chief Financial Officer Transition Plan

Johan C. Kroner to Retire after 32 Years with Company

Company Has Initiated Search for Successor; Kroner to Serve in Role until New CFO Appointed

Richmond, VA • July 11, 2025 / BUSINESSWIRE

Universal Corporation (NYSE:UVV) (“Universal” or the “Company”), a global business-to-business agriproducts company, today announced that Johan C. Kroner will retire from his role as Senior Vice President and Chief Financial Officer (“CFO”).

Mr. Kroner is committed to ensuring a smooth transition and will remain with Universal until July 1, 2026. Mr. Kroner will continue as CFO until a successor is appointed, at which time he will remain Senior Vice President of the Company for the duration of his tenure. In this role, Mr. Kroner will serve as an advisor to the Chief Executive Officer and provide support to the new CFO. Universal has initiated a search process to identify a successor with the assistance of a global executive search firm.

Preston D. Wigner, Chairman, President, and Chief Executive Officer of Universal stated, “On behalf of everyone at Universal, I want to thank Johan for his many contributions over his more than three decades with the Company, and in particular his seven years as CFO. Johan has made a meaningful impact on Universal and our global finance organization. We are fortunate to continue benefitting from his expertise and institutional knowledge over the next year.”

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Universal Corporation

About Universal Corporation

Universal Corporation (NYSE: UVV) is a global agricultural company with over 100 years of experience supplying products and innovative solutions to meet our customers’ evolving needs and precise specifications. Through our diverse network of farmers and partners across more than 30 countries on five continents, we are a trusted provider of high-quality, traceable products. We leverage our extensive supply chain expertise, global reach, integrated processing capabilities, and commitment to sustainability to provide a range of products and services designed to drive efficiency and deliver value to our customers. For more information, visit www.universalcorp.com.

Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Among other things, these statements relate to Universal’s financial condition, results of operations and future business plans, operations, opportunities, and prospects. In addition, Universal and its representatives may make written or oral forward-looking statements from time to time, including statements contained in filings with the Securities and Exchange Commission (the “SEC”) and in reports to shareholders. These forward-looking statements are generally identified by the use of words such as we “expect,” “believe,” “anticipate,” “could,” “should,” “may,” “plan,” “will,” “predict,” “estimate,” and similar expressions or words of similar import. These forward-looking statements are based upon management’s current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results, performance, or achievements to be materially different from any anticipated results, prospects, performance, or achievements expressed or implied by such forward-looking statements. Please refer to the risks and uncertainties discussed in Part I, Item 1A. “Risk Factors” of Universal’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025, and related disclosures in other filings that Universal files with the SEC and available on the SEC’s website at www.sec.gov. All risk factors and uncertainties described therein should be considered in evaluating forward-looking statements, and all of the forward-looking statements are expressly qualified by the cautionary statements contained or referred to therein. Universal cautions investors not to place undue reliance on any forward-looking statements as these statements speak only as of the date when made, and it undertakes no obligation to update any forward-looking statements made, except as required by law.

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